EXHIBIT 1.1

EXECUTION VERSION

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2017-4

Class A-1 1.45000% Asset Backed Notes

Class A-2-A 1.83% Asset Backed Notes

Class A-2-B one-month LIBOR + 0.18% Asset Backed Notes

Class A-3 2.04% Asset Backed Notes

Class B 2.36% Asset Backed Notes

Class C 2.60% Asset Backed Notes

Class D 3.08% Asset Backed Notes

UNDERWRITING AGREEMENT

Barclays Capital Inc.

745 7th Avenue

New York, New York 10019

Citigroup Global Markets Inc.

390 Greenwich Street, 1st Floor

New York, New York 10013

J.P. Morgan Securities LLC

383 Madison Avenue, 31st Floor

New York, New York 10179

SG Americas Securities, LLC

245 Park Avenue

New York, New York 10167

November 7, 2017

Ladies and Gentlemen:

AmeriCredit Financial Services, Inc., a corporation organized and existing under the laws of Delaware (the “Sponsor”), and AFS SenSub Corp., a Nevada corporation (the “Seller”) (the Sponsor and the Seller, collectively, the “Companies”), agree with you as follows:

Section 1. Issuance and Sale of Notes. The Seller has authorized the issuance and sale of $240,000,000 Class A-1 1.45000% Asset Backed Notes (the “Class A-1 Notes”), $333,780,000 Class A-2-A 1.83% Asset Backed Notes (the “Class A-2-A Notes”), $75,000,000 Class A-2-B one-month LIBOR + 0.18% Asset Backed Notes (the “Class A-2-B Notes”), $296,200,000 Class A-3 2.04% Asset Backed Notes (the “Class A-3 Notes” and, together with the Class A-1 Notes, the Class A-2-A Notes and the Class A-2-B Notes, the “Class A Notes”), $102,570,000 Class B 2.36% Asset Backed Notes (the “Class B Notes”), $127,320,000 Class C 2.60% Asset Backed Notes (the “Class C Notes”), $125,190,000 Class D 3.08% Asset Backed Notes (the “Class D Notes” and, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”) and $33,250,000 Class E Asset Backed Notes (the “Class E Notes” and, together with the Publicly Offered Notes, the “Notes”), which initially bear interest at a rate of 0.00% but which may, if certain conditions are satisfied, bear interest from and after the twenty-fourth distribution date at a rate of 3.18%. The Notes are to be issued by AmeriCredit Automobile Receivables Trust 2017-4 (the “Trust”) pursuant to an Indenture, to be dated as of October 4, 2017 (the “Indenture”), between the Trust and The Bank of New York Mellon (“Bank of New York”), a national banking corporation, as trustee (the “Trustee”) and as trust collateral agent (the “Trust Collateral Agent”). In addition to the Notes, the Trust will also issue an Asset Backed Certificate representing the beneficial ownership interests in the Trust (the “Certificate”) (the Notes and the Certificate, together, the “Securities”) pursuant to a trust agreement, dated as of September 28, 2017, as amended and restated as of October 4, 2017, (the “Trust Agreement”), between the Seller and Wilmington Trust Company, as owner trustee (the “Owner Trustee”). The assets of the Trust will initially include a pool of retail installment sale contracts secured by new or used automobiles, light duty trucks and vans (the “Receivables”) and certain monies due thereunder after October 4, 2017 (the “Cutoff Date”). The Trust will provide for the review of the Receivables for compliance with the representations and warranties made about them in certain circumstances under an asset representations review agreement (the “Asset Representations Review Agreement”) to be entered into by the Trust, AmeriCredit Financial Services, Inc., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”).

As used herein, the term “Sponsor Agreements” means the Sale and Servicing Agreement, dated as of October 4, 2017 (the “Sale and Servicing Agreement”), among the Trust, the Sponsor, as servicer, the Seller and Bank of New York, as Trust Collateral Agent, the Purchase Agreement, dated as of October 4, 2017 (the “Purchase Agreement”), between the Sponsor and the Seller, the Asset Representations Review Agreement, and this Underwriting Agreement, dated as of November 7, 2017 (this “Agreement”), among the Underwriters (as defined below), the Sponsor and the Seller; the term “Seller Agreements” means the Sale and Servicing Agreement, the Purchase Agreement, the Trust Agreement and this Agreement.

The Publicly Offered Notes are being purchased by the Underwriters named in Schedule I hereto (the “Underwriters”), and the Underwriters are purchasing severally, and not jointly, only the Publicly Offered Notes set forth opposite their names in Schedule I, except that the amounts purchased by the Underwriters may change in accordance with Section 10 of this Agreement. Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and SG Americas Securities, LLC are acting as representatives of the Underwriters and, in such capacity, are hereinafter referred to as the “Representatives”.

It is anticipated that the Class E Notes and the Certificate will initially be retained by the Seller or an affiliate of the Seller.

Defined terms used herein, but not otherwise defined, shall have their respective meanings as set forth in the Sale and Servicing Agreement.

Section 2. Representations and Warranties.

A. The Sponsor represents, warrants and agrees with the Underwriters, that as of the Execution Time (as defined below), as of the Applicable Time (as defined below) and as of November 15, 2017 (the “Closing Date”):

(i) The Seller (the “Registrant”) has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (Registration No. 333-206924) on Form SF-3, including a form of prospectus, for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the offering and sale of the Publicly Offered Notes. The Registrant may have filed one or more amendments thereto, each of which amendments has previously been furnished to you. The Registrant has filed the Time of Sale Information (as hereinafter defined) with the Commission. Promptly after execution and delivery of this Agreement, the Registrant will prepare and file with the Commission a final prospectus relating to the Publicly Offered Notes in accordance with the provisions of Rule 430D and Rule 424(b). Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430D is referred to as “Rule 430D Information”. Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated therein by reference pursuant to the Securities Act at such time and documents otherwise deemed to be a part thereof or included therein by the rules and regulations (the “Rules and Regulations”) of the Commission under the Act, is herein called the “Registration Statement”; provided that references to the Effective Date (as hereinafter defined) or other matters relating to the Registration Statement shall be deemed to be references to the Effective Date or such other matters relating to the registration statement included in the Registration Statement. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement”.

“Free Writing Prospectus” means, collectively, the free writing prospectus, filed by the Seller with the Commission on November 1, 2017, relating to the ratings on the Notes (the “Ratings FWP”), and each other free writing prospectus used in connection with the offering of the Publicly Offered Notes. “Preliminary Prospectus” means the preliminary prospectus used in connection with the offering of the Publicly Offered Notes, dated as of November 1, 2017, and filed with the Commission on November 1, 2017, that omitted certain Rule 430D Information. “Time of Sale Information” means collectively, the Preliminary Prospectus and the Ratings FWP, taken as a whole. “Prospectus” means the prospectus that is first filed after the Execution Time pursuant to Rule 424(b) including the documents incorporated by reference therein pursuant to the Securities Act at the time of execution of this Agreement. “Road Show Information” means, a “road show for an offering that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission.

(ii) The Registrant has included in the Registration Statement, as amended at the Effective Date, all information required by the Securities Act and the Rules and Regulations to be included in the Prospectus with respect to the Publicly Offered Notes and the offering thereof and as of the Effective Date the Registration Statement complied in all material respects with the Rules and Regulations. As filed, the Time of Sale Information includes all information with respect to the Publicly Offered Notes and the offering thereof required by the Securities Act and the Rules and Regulations with respect to a free writing prospectus and a preliminary prospectus and complies in all material respects with the Rules and Regulations. As filed, the Prospectus shall include all information with respect to the Publicly Offered Notes and the offering thereof required by the Securities Act and the Rules and Regulations, shall comply in all material respects with the Rules and Regulations and, except to the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Time of Sale Information) as the Registrant has advised the Underwriters, prior to the Execution Time, will be included or made therein.

For purposes of this Agreement, “Applicable Time” shall have the meaning referred to in Section 2.A(vi) hereof. “Effective Time” means, with respect to the Registration Statement, the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, or, if later, the earlier of the date of filing of a prospectus required under Rule 424 deemed to be part of the Registration Statement or the date and time of the first sale of the Publicly Offered Notes and “Effective Date” means the date of the Effective Time. “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto. “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430D,” “Rule 433” and “Regulation S-K” refer to such rules or regulations under the Securities Act. Any reference herein to the Registration Statement, the Time of Sale Information or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 10 of Form SF-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the Effective Date of the Registration Statement or the date of first use of a Free Writing Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, a Free Writing Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of such Free Writing Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference or otherwise deemed by the Rules and Regulations to be a part thereof or included therein. For purposes of this Agreement, all references to the Registration Statement, a Free Writing Prospectus, the Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to refer to the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

(iii) The Registrant meets the requirements for use of Form SF-3 under the Securities Act. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). At the time of filing the Original Registration Statement, at the earliest time thereafter that the Registrant or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Publicly Offered Notes and at the date hereof, the Registrant was not and is not an “ineligible issuer”, as defined in Rule 405 of the Rules and Regulations.

(iv) The Original Registration Statement became effective on December 18, 2015, and any post-effective amendment thereto also has become effective and is effective as of the date hereof. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Sponsor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. Prior to the issuance of the Notes, the Indenture will have been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(v) Except as otherwise permitted herein, neither the Sponsor nor any of its affiliates has distributed or otherwise used or will distribute or otherwise use any free writing prospectus (as defined in Rule 405) relating to the Publicly Offered Notes; provided that the Sponsor and its affiliates shall be permitted to issue press releases regarding the Publicly Offered Notes after the Applicable Time.

(vi) At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430D(f)(2) and at the Closing Time (as defined below), the Registration Statement complied and will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Time of Sale Information, as of the respective dates of the components thereof and the Applicable Time, did not, and at the Closing Time, will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and none of the Prospectus or any amendment or supplement thereto, at the respective times that the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Sponsor makes no representations or warranties as to the information contained in or omitted from the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Sponsor by the Underwriters as Underwriter Information specifically for use therein.

The term “Underwriter Information” means (a) with respect to the Prospectus (i) on the cover page of the Prospectus, the information in the table under the headings entitled “Price to Public”, “Underwriting Discounts” and “Proceeds to Seller” and (ii) in the body of the Prospectus and within the section entitled “Underwriting”, (A) the paragraph under the heading “United Kingdom”, and (B) except for statements therein relating to the issuing entity, in the subsection entitled “European Economic Area”, the third paragraph following the paragraph containing three bulleted sub-paragraphs, and (b) with respect to the Preliminary Prospectus, in the body of the related Preliminary Prospectus and within the section entitled “Underwriting”, (i) the paragraph under the heading “United Kingdom”, and (ii) except for statements therein relating to the issuing entity, in the subsection entitled “European Economic Area”, the third paragraph following the paragraph containing the three bulleted sub-paragraphs.

To the extent that the Underwriters have provided to the Seller any Other Offering Document (as defined below), the Seller has filed such Other Offering Document as required by, and within the time frames prescribed by, the Rules and Regulations; provided, that the Seller shall not be required to have filed any Other Offering Document that consists solely of information (a) contemplated by Rule 134 of the Rules and Regulations and included or to be included in the Preliminary Prospectus or the Prospectus, (b) contemplated by Rule 172(a) of the Rules and Regulations or (c) that is not otherwise required to be filed pursuant to the Rules and Regulations.

The Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Publicly Offered Notes will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As used in this subsection and elsewhere in this Agreement, “Applicable Time” means 2:08 p.m., New York City time, on November 7, 2017 or such other time as agreed by the Sponsor.

(vii) The documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(viii) Since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus, or the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus or the Prospectus as amended or supplemented, (x) there has not been any material adverse change, or any developments involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor and (y) the Sponsor has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Sponsor that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Publicly Offered Notes, otherwise than as set forth or contemplated in the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus or the Prospectus, as so amended or supplemented.

(ix) The Sponsor is not aware of (x) any request by the Commission for any further amendment of the Registration Statement, the Preliminary Prospectus, any Free Writing Prospectus or the Prospectus or for any additional information, (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (z) any notification with respect to the suspension of the qualification of the Notes for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(x) As of its date and at the Applicable Time, the Road Show Information did not, and at the Closing Date will not, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(xi) The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under each Sponsor Agreement and to cause the Securities to be issued.

(xii) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Sponsor is a party or of which any of its properties is the subject (a) which if determined adversely to it is likely to have a material adverse effect individually, or in the aggregate, on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor, (b) asserting the invalidity of any Sponsor Agreement, in whole or in part, or the Securities, (c) seeking to prevent the issuance of the Securities or the consummation by the Companies of any of the transactions contemplated by any Sponsor Agreement, in whole or in part, or (d) which if determined adversely is likely to materially and adversely affect the performance by the Sponsor of its obligations under, or the validity or enforceability of, any Sponsor Agreement, in whole or in part, or the Securities.

(xiii) Each Sponsor Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Sponsor and each Sponsor Agreement constitutes, a valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its respective terms, except to the extent that the enforceability hereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ rights generally, (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

(xiv) The issuance and delivery of the Securities, and the execution, delivery and performance of each Sponsor Agreement and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Sponsor is a party, by which the Sponsor may be bound or to which any of the property or assets of the Sponsor or any of its subsidiaries may be subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Sponsor or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor or any of its respective properties or assets.

(xv) The third party referenced in Section 7(T) of this Agreement is independent from the Sponsor.

(xvi) No consent, approval, authorization, order, registration or qualification of or with any federal or state court or governmental agency or body of the United States is required for the issuance and sale of the Publicly Offered Notes, or the consummation by the Sponsor of the other transactions contemplated by this Agreement, except the registration under the Securities Act of the Publicly Offered Notes and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Publicly Offered Notes by the Underwriters.

(xvii) The Sponsor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus (or is exempt therefrom) and the Sponsor has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

(xviii) The Sponsor will not conduct its operations while any of the Securities are outstanding in a manner that would require the Sponsor or the Trust to be registered as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), as in effect on the date hereof.

(xix) The Trust will rely on an exclusion or exemption from the definition of “investment company” under the 1940 Act contained in Section 3(c)(5) of the 1940 Act, although there may be additional exclusions or exemptions available to the Trust. The Trust is not a “covered fund” for purposes of the regulations adopted to implement Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (such statutory provision together with such implementing regulations, the “Volcker Rule”).

(xx) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any Sponsor Agreement, and the Securities that are required to be paid by the Sponsor at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

(xxi) At the Closing Date, each of the representations and warranties of the Sponsor set forth in any Sponsor Agreement will be true and correct in all material respects.

(xxii) The Sponsor has executed and delivered a written representation (the “17g-5 Representation”) to each of the nationally recognized statistical rating organizations hired by the Sponsor (the “Engaged NRSROs”), which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Exchange Act (“Rule 17g-5”) and a copy of which has been delivered to the Representatives. The Sponsor has complied, and has caused the Seller to comply, with the 17g-5 Representations.

(xxiii) At the Closing Time, no Event of Default or Servicer Termination Event has occurred and is continuing.

(xxiv) Any certificate signed by an officer of the Sponsor and delivered to the Representatives or the Representatives’ counsel in connection with an offering of the Publicly Offered Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2.A are made.

(xxv) The Sponsor has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10 of the Exchange Act) relating to the Publicly Offered Notes, other than Deloitte & Touche LLP, who performed certain agreed upon procedures in respect of the Receivables, and delivered to the Sponsor and the Underwriters a signed report entitled “Independent Accountants’ Report on Applying Agreed-Upon Procedures”, dated October 26, 2017 (the “Third-Party Diligence Report”). The Sponsor or the Seller has complied with Rule 15Ga-2 of the Exchange Act with respect to the Third-Party Diligence Report, other than any breach arising from a breach by any Underwriter of the representation set forth in Section 20(c) of this Agreement, and the Sponsor or the Seller has furnished to the Commission pursuant to EDGAR the Form ABS-15G (together with any revision or amendment thereof or any supplement thereto, the “Form ABS-15G”).

(xxvi) To the best of the Sponsor’s knowledge, the Asset Representations Reviewer satisfies the requirements in the definition of “asset representations reviewer” set forth in Item 1101(m) of Regulation AB under the Securities Act.

(xxvii) The Sponsor has complied, on the Closing Date will comply, and is the appropriate entity to comply, with all requirements imposed on the “sponsor of a securitization transaction” in accordance with the final rules contained in Regulation RR, 17 C.F.R. §246.1, et seq. (the “Credit Risk Retention Rules”). The Sponsor or (to the extent permitted by the Credit Risk Retention Rules) one of its “majority-owned affiliates” (as defined in the Credit Risk Retention Rules, a “Majority-Owned Affiliate”) will hold the “eligible horizontal residual interest” (the “Retained Interest”) (as defined in the Credit Risk Retention Rules) in the manner described in the Preliminary Prospectus under the heading “Credit Risk Retention,” and will determine the fair value of the Retained Interest as required by the Credit Risk Retention Rules, based on its own valuation methodology, inputs and assumptions and is solely responsible therefor.

B. The Seller represents, warrants and agrees with the Underwriters, that as of the Execution Time, as of the Applicable Time and as of the Closing Date:

(i) None of (a) the Registration Statement, at the time the Original Registration Statement became effective, at the respective times that each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430D(f)(2) and at the Closing Time, and (b) the Time of Sale Information, as of their respective dates and the Time of Sale Information, at the Applicable Time, and (c) the Prospectus or any amendment or supplement thereto, at the respective times the Prospectus or any such amendment or supplement was issued and at the Closing Time, and (d) the Ratings FWP, at the Closing Time, contains or will contain, as applicable, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

(ii) The documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Exchange Act and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii) Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, (x) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Seller and (y) the Seller has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Seller that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Securities, otherwise than as set forth or contemplated in the Registration Statement, the Preliminary Prospectus or the Prospectus, as so amended or supplemented.

(iv) The Seller is not aware of (x) any request by the Commission for any further amendment of the Registration Statement, the Time of Sale Information or the Prospectus or for any additional information, (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (z) any notification with respect to the suspension of the qualification of the Notes for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(v) The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Seller and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under each Seller Agreement.

(vi) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject (a) which if determined adversely to it are likely to have a material adverse effect individually, or in the aggregate, on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Seller, (b) asserting the invalidity of any Seller Agreement in whole or in part, (c) seeking to prevent the issuance of the Securities or the consummation by the Seller of any of the transactions contemplated by any Seller Agreement in whole or in part, or (d) which if determined adversely is likely to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, any Seller Agreement in whole or in part, or the Securities.

(vii) Each Seller Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Seller and each Seller Agreement constitutes, a valid and binding agreement of the Seller, enforceable against the Seller in accordance with their respective terms, except to the extent that the enforceability thereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ rights generally, (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

(viii) The execution, delivery and performance of each Seller Agreement by the Seller and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Seller is a party, by which the Seller may be bound or to which any of the property or assets of the Seller or any of its subsidiaries may be subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Seller (or any amendments thereto) or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its respective properties or assets.

(ix) The third party referenced in Section 7(T) of this Agreement is independent from the Seller.

(x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance and sale of the Publicly Offered Notes, or the consummation by the Seller of the transactions contemplated by each Seller Agreement except the registration under the Securities Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Publicly Offered Notes by the Underwriters.

(xi) The Seller possesses (and has caused the Trust to possess) all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus (or each is exempt therefrom) and the Seller has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

(xii) The Seller will have the power and authority to sell the Receivables to the Trust. Following the conveyance of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Trust will own the Receivables free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, “Liens”) other than Liens created by the Sale and Servicing Agreement.

(xiii) As of the Cutoff Date each of the Receivables met the eligibility criteria described in the Preliminary Prospectus and the Prospectus.

(xiv) Neither the Seller nor the Trust created by the Trust Agreement will conduct their operations while any of the Securities are outstanding in a manner that would require the Seller or the Trust to be registered as an “investment company” under the 1940 Act, as in effect on the date hereof.

(xv) The Trust will rely on an exclusion or exemption from the definition of “investment company” under the 1940 Act contained in Section 3(c)(5) of the 1940 Act, although there may be additional exclusions or exemptions available to the Trust. The Trust is not a “covered fund” for purposes of the Volcker Rule.

(xvi) Each of the Securities, the Indenture, the Sale and Servicing Agreement, the Purchase Agreement and the Trust Agreement conforms in all material respects to the descriptions thereof contained in the Preliminary Prospectus and in the Prospectus.

(xvii) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any Seller Agreement, and the Securities that are required to be paid by the Seller at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

(xviii) At the Closing Date, each of the representations and warranties of the Seller set forth in any Seller Agreement will be true and correct in all material respects.

(xix) As of its date and at the Applicable Time, the Road Show Information did not, and at the Closing Date will not, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(xx) The direction by the Seller to the Owner Trustee to execute, authenticate, issue and deliver the Certificate will be duly authorized by the Seller and, assuming the Owner Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Owner Trustee in accordance with the Trust Agreement, the Certificate will be validly issued and outstanding and will be entitled to the benefits of the Trust Agreement.

(xxi) Any certificate signed by an officer of the Seller and delivered to the Representatives or the Representatives’ counsel in connection with an offering of the Publicly Offered Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2.B are made.

(xxii) A certification executed by the chief executive officer of the Seller, as depositor (the “CEO Certification”), shall have been filed with the Commission in accordance with Item 601(b)(36) of Regulation S-K.

(xxiii) The Seller has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10 of the Exchange Act) relating to the Publicly Offered Notes, other than Deloitte & Touche LLP, who performed certain agreed upon procedures in respect of the Receivables, and delivered to the Sponsor and the Underwriters the Third-Party Diligence Report. The Sponsor or the Seller has complied with Rule 15Ga-2 of the Exchange Act with respect to the Third-Party Diligence Report, other than any breach arising from a breach by any Underwriter of the representation set forth in Section 20(c) of this Agreement, and the Sponsor or the Seller has furnished to the Commission pursuant to EDGAR the Form ABS-15G

(xxiv) The Sponsor has complied, on the Closing Date will comply, and is the appropriate entity to comply, with all requirements imposed on the “sponsor of a securitization transaction” in accordance with the Credit Risk Retention Rules. The Sponsor or (to the extent permitted by the Credit Risk Retention Rules) one of its Majority-Owned Affiliates will hold the Retained Interest in the manner described in the Preliminary Prospectus under the heading “Credit Risk Retention,” and will determine the fair value of the Retained Interest as required by the Credit Risk Retention Rules, based on its own valuation methodology, inputs and assumptions and is solely responsible therefor.

Section 3. Purchase and Sale. The Underwriters’ commitment to purchase the Publicly Offered Notes pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties of the Companies herein contained and shall be subject to the terms and conditions herein set forth. The Sponsor agrees to instruct the Trust to issue the Publicly Offered Notes to the Underwriters, and the Underwriters agree to purchase, severally and not jointly, the Publicly Offered Notes in the respective amounts set forth in Schedule I hereto on the date of issuance thereof. The purchase prices for the Publicly Offered Notes shall be as set forth on Schedule I hereto.

Section 4. Delivery and Payment. Payment of the purchase price for, and delivery of, any Publicly Offered Notes to be purchased by the Underwriters shall be made at the office of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives and the Companies, at 10:00 a.m. New York City time on November 15, 2017 (the “Closing Time”), or at such other time or date as shall be agreed upon in writing by the Representatives and the Companies. Payment shall be made by wire transfer of same day funds payable to the account designated by the Sponsor. Each of the Publicly Offered Notes so to be delivered shall be represented by one or more global certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company.

The Companies agree to have authentic copies of the Publicly Offered Notes available for inspection and checking by the Representatives in New York, New York, not later than 12:00 p.m. New York City time on the Business Day prior to the Closing Date. The original global certificated Publicly Offered Notes will be held by Bank of New York, as trustee, in New York, New York.

Section 5. Offering by Underwriters. It is understood that the Underwriters propose to offer the Publicly Offered Notes for sale to the public as set forth in the Prospectus.

Section 6. Covenants of the Companies. Each of the Companies covenants with the Underwriters as follows:

A. Subject to Section 6.B, it will comply with the requirements of Rules 424(b) and 430B and will notify the Representatives immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission relating to the Registration Statement, any Free Writing Prospectus, the Preliminary Prospectus, or the Prospectus, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Free Writing Prospectus or the Preliminary Prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, and (v) the happening of any event during the period referred to in Section 6.D which, in the judgment of the Sponsor, makes the Registration Statement or the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Companies will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain as soon as possible the lifting thereof.

B. Prior to the termination of the offering of the Publicly Offered Notes, the Sponsor will not file any amendment to the Registration Statement or any amendment, supplement or revision to either the Preliminary Prospectus, any Free Writing Prospectus or to the Prospectus, unless the Sponsor has furnished the Underwriters with a copy for their review prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters shall reasonably object.

C. It has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, a signed copy of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and a signed copy of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto

(without exhibits) for the Underwriters. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

D. The Sponsor will deliver to the Underwriters, without charge, electronic copies of the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus, and hereby consents to the use of such electronic copies for purposes permitted by the Securities Act. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

E. It will comply with the Securities Act and the Rules and Regulations, the Exchange Act and the rules and regulations thereunder and the Trust Indenture Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Publicly Offered Notes as contemplated in this Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Indenture, the Trust Agreement, the Registration Statement, any Free Writing Prospectus and the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Publicly Offered Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel to the Companies, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Sponsor will promptly prepare and file with the Commission, subject to the review and approval provisions afforded to the Underwriters described in Section 6.B, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Preliminary Prospectus or the Prospectus comply with such requirements, the Sponsor will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable and the Seller will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request. Any such filing shall not operate as a waiver or limitation of any right of the Underwriters hereunder.

F. The Seller will use its best efforts, in cooperating with the Sponsor and the Underwriters, to qualify the Publicly Offered Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Publicly Offered Notes. The Seller will cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Publicly Offered Notes have been so qualified.

G. The Seller will not, without the prior written consent of the Representatives, contract to sell any automobile receivables-backed certificates, automobile receivables-backed notes or other similar securities either directly or indirectly (as through the Sponsor) for a period of five (5) business days after the later of the termination of the syndicate or the Closing Date.

H. So long as the Publicly Offered Notes shall be outstanding, the Seller shall, upon the request of any Underwriter, deliver to such Underwriter as soon as such statements are furnished to the Trustee: (i) the annual statement as to compliance of the Servicer delivered to the Trustee pursuant to Section 4.10(a) of the Sale and Servicing Agreement and the annual assessments of compliance with servicing criteria; (ii) the annual accountants attestations in respect of the annual assessments of compliance and any other statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 4.11 of the Sale and Servicing Agreement with respect to the Servicer; and (iii) the monthly reports furnished to the Noteholders pursuant to Section 5.9 of the Sale and Servicing Agreement.

I. So long as any of the Publicly Offered Notes are outstanding, the Seller will furnish to the Underwriters (i) as soon as practicable after the end of the fiscal year of the Trust, all documents required to be distributed to Noteholders and other filings with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder with respect to any securities issued by the Sponsor or the Seller that are (A) non-structured equity or debt offering of the Sponsor or the Seller or (B) the Notes and (ii) from time to time, any other information concerning the Sponsor or the Seller filed with any government or regulatory authority which is otherwise publicly available, as the Underwriters shall reasonably request in writing.

J. It will apply the net proceeds from the sale of the Notes in the manner set forth in the Prospectus.

K. If, between the date hereof or, if earlier, the dates as of which information is given in the Prospectus and the Closing Date, to the knowledge of the Seller, there shall have been any material change, or any development involving a prospective material change in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Sponsor or the Seller, the Seller will give prompt written notice thereof to the Underwriters.

L. To the extent, if any, that the ratings provided with respect to the Notes by the rating agency or agencies that initially rate the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Sponsor or the Seller, the Seller shall use its best efforts to furnish or cause to be furnished such documents and take any such other actions.

M. It will comply with the 17g-5 Representations made by it to each of the Engaged NRSROs. The Companies and the Trust will timely comply with all requirements of Rules 15Ga-2 and 17g-10 under the Exchange Act to the satisfaction of the Representatives.

N. The Seller, as registrant, shall file the CEO Certification with the Commission in accordance with Item 601(b)(36) of Regulation S-K.

O. The Sponsor or (to the extent permitted by the Credit Risk Retention Rules) one or more of its “majority-owned affiliates” (as defined in the Credit Risk Retention Rules) will retain the Retained Interest in accordance with the Credit Risk Retention Rules, without any impermissible hedging, transfer or financing of the Retained Interest.

Section 7. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Publicly Offered Notes pursuant to this Agreement are subject to (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Companies herein contained, (ii) the accuracy of the statements of officers of the Companies made pursuant hereto, (iii) the performance by the Companies of all of their respective obligations hereunder, and the performance by the Companies of all of their respective obligations under the Sponsor Agreements and the Seller Agreements and (iv) the following conditions as of the Closing Date:

A. No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement, the Preliminary Prospectus, any Free Writing Prospectus or the Prospectus shall have been complied with.

B. The Underwriters shall have received the Sale and Servicing Agreement, the Purchase Agreement, the Indenture, the Trust Agreement and the Publicly Offered Notes in form and substance satisfactory to the Underwriters and duly executed by the signatories required pursuant to the respective terms thereof.

C. The Underwriters shall have received from Katten Muchin Rosenman LLP, counsel for the Companies, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

(i) Each of the Sponsor Agreements has been duly executed and delivered by the Sponsor and constitutes the valid, legal and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its respective terms. The Purchase Agreement creates in the favor of the Seller a valid and enforceable security interest in all right, title and interest in the Receivables and the Other Conveyed Property sold thereunder by the Sponsor.

(ii) Each of the Seller Agreements has been duly executed and delivered by the Seller and constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its respective terms. The Sale and Servicing Agreement creates a valid and enforceable security interest in the favor of the Trust in the Receivables and the Other Conveyed Property sold thereunder by the Seller.

(iii) Assuming each of the Indenture and the Sale and Servicing Agreement has been duly executed and delivered by the parties thereto (other than the Sponsor or the Seller), each such agreement constitutes the valid, legal and binding agreement of the Trust, enforceable against the Trust in accordance with its terms. The Indenture creates in the favor of the Trust Collateral Agent a valid and enforceable security interest in all right, title and interest in the Collateral (as defined in the Indenture) pledged thereunder by the Trust.

(iv) No consent, approval, authorization or order of, registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Sponsor of the Sponsor Agreements, the offer, issuance, sale or delivery of the Notes, except such which have been obtained.

(v) No consent, approval, authorization or order of, registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of the Seller Agreements, except such which have been obtained.

(vi) None of the transfers of the Receivables by the Sponsor to the Seller, the transfers of the Receivables and Other Conveyed Property by the Seller to the Trust, the execution, delivery or performance by each of the Sponsor of the Sponsor Agreements and the Seller of the Seller Agreements or the issuance of the Notes and the Certificate (a) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, any law, rule or regulation of the State of New York or federal government presently in effect, (b) to such counsel’s knowledge, results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Receivables, upon the Notes or upon the Certificate, except as otherwise contemplated by the Agreements (as defined in such opinion) or (c) by operation of law, results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Receivables, upon the Notes or upon the Certificate, except as otherwise contemplated by the Agreements (as defined in such opinion).

(vii) The Notes have been duly authorized by all requisite action and, when duly and validly executed by the Trustee in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms.

(viii) The Certificate has been duly authorized by all requisite action and, when duly and validly executed by the Owner Trustee in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

(ix) The Class A-1 Notes are “eligible securities” within the meaning of the 1940 Act.

(x) The Registration Statement and any amendments thereto have become effective under the Securities Act; to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for that purpose have been instituted or threatened and not terminated.

(xi) At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) and at the date hereof, the Registration Statement (other than the information set forth in the financial statements and other financial and statistical information contained therein, as to which such counsel will not express any belief or opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations.

(xii) None of the Sponsor, the Seller nor the Trust is required to be registered as an “investment company” under the 1940 Act. The Trust will rely on an exclusion or exemption from the definition of “investment company” under the 1940 Act contained in Section 3(c)(5) of the 1940 Act, although there may be additional exclusions or exemptions available to the Trust. The Trust is not a “covered fund” for purposes of the Volcker Rule.

(xiii) The arrangement pursuant to which the Receivables are held does not constitute an “investment company” within the meaning of the 1940 Act.

(xiv) The direction by the Seller to the Owner Trustee to execute, issue, countersign and deliver the Certificate has been duly authorized.

(xv) The Seller has full power and authority to sell and assign the property to be sold and assigned to the Trust as part of the trust estate and has duly authorized such sale and assignment to the Trust by all necessary corporate action.

(xvi) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

(xvii) The statements in the Prospectus under the captions “DESCRIPTION OF THE NOTES” and “DESCRIPTION OF THE TRANSACTION DOCUMENTS” to the extent such statements purport to summarize certain provisions of the Notes, the Certificate, the Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement and the Indenture, are fair and accurate in all material respects.

(xviii) The statements in the Prospectus, under the captions “SUMMARY OF PROSPECTUS — FEDERAL INCOME TAX CONSEQUENCES”, “SUMMARY OF PROSPECTUS — ERISA CONSIDERATIONS”, “LEGAL INVESTMENT”, “MATERIAL FEDERAL INCOME TAX CONSEQUENCES” and “ERISA CONSIDERATIONS”, insofar as such statements purport to summarize matters of federal law or New York law, or legal conclusions with respect thereto, provide a fair and accurate summary of such law or conclusions.

(xix) The statements in the Prospectus under the caption “MATERIAL LEGAL ASPECTS OF THE AUTOMOBILE LOAN CONTRACTS” to the extent they constitute matters of law or legal conclusions, are correct in all material respects.

(xx) The conditions to the use by the Sponsor of a registration statement on Form SF-3 under the Securities Act, as set forth in the General Instructions to Form SF-3, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations thereunder which have not been so filed.

(xxi) Under Section 9-301(c)(3) of the UCC, the priority of a perfected, nonpossessory security interest created in any tangible chattel paper (a) in favor of the Seller pursuant to the Purchase Agreement, (b) in favor of the Trust pursuant to the Sale and Servicing Agreement and (c) in favor of the Trust Collateral Agent pursuant to the Indenture, will be determined pursuant to the laws of the State of Texas.

In addition, counsel shall state that such counsel has rendered legal advice and assistance to the Companies and the Trust relating to the sale and issuance of the Notes that involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain records, documents, opinions and certificates in accordance with instructions of the Companies and the Trust. Such counsel shall also state that it has participated with the Companies and the Trust in conferences with representatives of the Underwriters, during which the contents of the Registration Statement, the Time of Sale Information, the Prospectus and related matters were discussed and examined the Original Registration Statement, the Registration Statement, the Time of Sale Information and the Prospectus and nothing has come to such counsel’s attention that would lead such counsel to believe that the Registration Statement (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), at the time the Original Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement, including the Rule 430B Information and the Ratings FWP (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief) at the latest deemed effective time with respect to the Underwriters pursuant to Rule 430B(f)(2), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Furthermore, such counsel shall state that, although such counsel has not been asked to pass upon, and shall not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus (except as set forth in paragraphs numbered (xvii), (xviii) and (xix) above), in the course of such counsel’s examination of the Ratings FWP together with the Prospectus and certain other documents and such counsel’s participation in the discussions hereinabove mentioned, no facts have come to such counsel’s attention which lead such counsel to believe that the Ratings FWP together with the Prospectus (other than the financial statements and other financial and statistical data contained or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), at the date thereof or at the Closing Time, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, nothing has come to such counsel’s attention that would lead them to believe that the Time of Sale Information (other than the Ratings FWP, the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), when considered together with the information that is presented in the Prospectus that completes those sections of the Time of Sale Information that were presented in blank form therein, as of the Applicable Time, contained, or as of the Closing Time contains, any untrue statement of a material fact or, as of the Applicable Time, omitted, or as of the Closing Time omits, to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

D. The Sponsor shall have delivered to the Underwriters a certificate, dated the Closing Date, of an authorized officer of the Sponsor to the effect that the signer of such certificate has carefully examined this Agreement, each Sponsor Agreement and the Prospectus and that: (i) the representations and warranties of the Sponsor in each Sponsor Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Sponsor has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officer’s knowledge, threatened, (iv) there has been no material adverse change in the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus and (v) nothing has come to such officer’s attention that would lead such officer to believe that the Time of Sale Information, the Road Show Information or the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Sponsor shall attach to such certificate a true and correct copy of its certificate of incorporation, as appropriate, and by-laws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

E. The Underwriters shall have received from the Seller a certificate dated the Closing Date, of an authorized officer of the Seller to the effect that the signer of such certificate has carefully examined this Agreement, each Seller Agreement and the Prospectus and that: (i) the representations and warranties of the Seller in each Seller Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Seller has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied in all material respects at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officer’s knowledge, threatened, (iv) there has been no material adverse change in the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Seller whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus and (v) nothing has come to such officer’s attention that would lead such officer to believe that the Time of Sale Information, the Road Show Information or the Prospectus contains any untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Seller shall attach to such certificate a true and correct copy of its articles of incorporation and by-laws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

F. The Underwriters shall have received from Frank E. Brown III, Esq., corporate counsel of the Companies, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

(i) The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada. Each of the Sponsor and the Seller has full corporate power to own its property or assets and to conduct its business as presently conducted by it and as described in the Preliminary Prospectus and the Prospectus, and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property or assets requires such qualification or where the failure to be so qualified would have a material adverse effect on its general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects.

(ii) Each Sponsor Agreement and each Seller Agreement has been duly authorized, executed and delivered by authorized officers or signers of the Sponsor or the Seller, as appropriate.

(iii) The execution, delivery and performance of each Sponsor Agreement by the Sponsor will not (a) contravene any provision of law, statute, rule or regulation to which the Sponsor is subject, or contravene or result in any breach of any agreement, mortgage, indenture, deed of trust or other instrument to which the Sponsor or its properties may be subject and which are material to its businesses, or contravene, result in any breach of, or result in the creation of any mortgage, lien, pledge or encumbrance in respect of any property of the Sponsor (other than liens effected by the Sponsor Agreements or for which appropriate third-party consents and approvals have been obtained); (b) contravene any judgment, decree, license, order or permit to which the Sponsor is a party; or (c) violate any provision of the articles or certificates of incorporation or bylaws of the Sponsor.

(iv) The execution, delivery and performance of each Seller Agreement by the Seller will not (a) contravene any provision of law, statute, rule or regulation to which the Seller is subject, or contravene or result in any breach of any agreement, mortgage, indenture, deed of trust or other instrument to which the Seller or its properties may be subject and which are material to its businesses, or contravene, result in any breach of, or result in the creation of any mortgage, lien, pledge or encumbrance in respect of any property of the Seller (other than liens effected by the Seller Agreements or for which appropriate third-party consents and approvals have been obtained); (b) contravene any judgment, decree, license, order or permit to which the Seller is a party; or (c) violate any provision of the articles or certificates of incorporation or bylaws of the Seller.

(v) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Delaware is necessary in connection with the execution, delivery and performance by the Sponsor of any Sponsor Agreement except such as may be required under the Securities Act or the Rules and Regulations and Blue Sky or other state securities laws filings with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement and such other approvals or consents as have been obtained.

(vi) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Nevada is necessary in connection with the execution, delivery and performance by the Seller of any Seller Agreement, except such as may be required under the Securities Act or the Rules and Regulations and Blue Sky or other state securities laws, filings with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement and such other approvals or consents as have been obtained.

(vii) There is no pending, or to such counsel’s knowledge, after reasonable investigation, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator that may, if decided adversely, materially adversely affects the business, prospects or financial condition of the Sponsor and Seller or the performance by the Sponsor and Seller of their respective obligations under, or the validity and enforceability of, each Seller Agreement and each Sponsor Agreement.

G. [Reserved].

H. The Underwriters shall have received from Dechert LLP, counsel for the Underwriters, a “negative assurance letter” in a form agreed to by such counsel and the Underwriters.

I. The Underwriters shall have received from counsel to the Trustee and the Trust Collateral Agent, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

(i) The Trustee (as Trustee and Trust Collateral Agent) has been duly organized and is validly existing as a banking corporation in good standing under the laws of the State of New York.

(ii) The Trustee (as Trustee and Trust Collateral Agent) has full corporate trust power and authority to enter into and perform its obligations under the Indenture and the Sale and Servicing Agreement, as the case may be, including, but not limited to, its obligation to serve in the capacities of Trustee and Trust Collateral Agent, and to execute, issue, countersign and deliver the Notes.

(iii) The Indenture and the Sale and Servicing Agreement have been duly authorized, executed and delivered by the Trustee (as Trustee and Trust Collateral Agent) and constitute a legal, valid and binding obligation of the Trustee enforceable against the Trustee under New York law, in accordance with its terms, except that as to enforceability such enforcement may (a) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (b) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(iv) The Notes have been duly authorized, executed and authenticated by the Trustee on behalf of the Trust in accordance with the Indenture.

(v) The execution, delivery and performance of the Indenture, the Sale and Servicing Agreement and the Notes by the Trustee (as Trustee and Trust Collateral Agent) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Trustee pursuant to the terms of the articles of association or the by-laws of the Trustee or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Trustee or its property or assets or any agreement or instrument known to such counsel, to which the Trustee is a party or by which the Trustee or any of its respective property or assets is bound.

(vi) No authorization, approval, consent or order of, or filing with, any state or federal court or governmental agency or authority is necessary in connection with the execution, delivery and performance by the Trustee or Trust Collateral Agent of the Indenture, the Sale and Servicing Agreement and the Notes, as applicable.

J. The Underwriters shall have received from counsel to the Owner Trustee a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

(i) The Owner Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware.

(ii) The Owner Trustee has the power and authority to execute, deliver and perform the Trust Agreement and to consummate the transactions contemplated thereby.

(iii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee, in accordance with its terms, except that as to enforceability such enforcement may (a) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (b) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(iv) Neither the execution, delivery and performance by Wilmington Trust Company of the Trust Agreement, nor the consummation of the transactions contemplated thereby, nor compliance with the terms thereof conflict with or result in a breach of, or constitute a default under the provisions of, Wilmington Trust Company’s certificate of incorporation or by-laws or any law, rule or regulation of the State of Delaware governing the trust powers of Wilmington Trust Company.

(v) No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware is required by or with respect to Wilmington Trust Company for the valid execution and delivery of the Trust Agreement, or for the validity or enforceability thereof, other than the filing of the Certificate of Trust.

K. The Underwriters shall have received from special Delaware counsel to the Trust a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters (which opinion may contain exceptions, qualifications and assumptions as is standard in opinions delivered in similar transactions), to the effect that:

(i) The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”).

(ii) The Trust has the power and authority, pursuant to the Trust Agreement and the Act, to execute, deliver and perform its obligations under the trust documents, to issue the Notes and the Certificate and to grant the trust estate to the Trust Collateral Agent as security for the Notes.

(iii) The trust documents have been duly authorized, executed and delivered by the Trust. The Notes have been duly authorized and executed by the Trust.

(iv) When the Certificate is duly executed by the Trust and duly authenticated by the Owner Trustee in accordance with the Trust Agreement, the Certificate will be validly issued and entitled to the benefits of the Trust Agreement.

(v) Under Section 3805(b) of the Act, no creditor of any certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

(vi) Under Section 3805(c) of the Act, except to the extent otherwise provided in the Trust Agreement, a certificateholder has no interest in specific trust property.

(vii) The Owner Trustee is not required to hold legal title to the trust estate in order for the Trust to qualify as a statutory trust under the Act.

(viii) Neither the execution, delivery and performance by the Trust of the trust documents, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State.

(ix) Neither the execution, delivery and performance by the Trust of the trust documents, nor the consummation by the Trust of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Trust.

(x) Under Sections 3808(a) and (b) of the Act, the Trust may not be terminated or revoked by any Certificateholder, and the dissolution, termination or bankruptcy of any Certificateholder shall not result in the termination or dissolution of the Trust, except to the extent otherwise provided in the Trust Agreement.

L. Bank of New York shall have furnished to the Underwriters a certificate of Bank of New York signed by one or more duly authorized officers of Bank of New York dated the Closing Date, as to the due authorization, execution and delivery of the Indenture and the Sale and Servicing Agreement by the Trustee and the acceptance by the Trustee of the trust created thereby and the due execution and delivery of the Notes by the Trustee thereunder and such other matters as the Underwriters shall reasonably request.

M. Wilmington Trust Company (“WTC”) shall have furnished to the Underwriters a certificate of WTC, signed by one or more duly authorized officers of WTC, dated the Closing Date, as to the due authorization, execution and delivery of the Trust Agreement by WTC and the acceptance by the Owner Trustee of the trust created thereby and the due execution and delivery of the Certificate by the Owner Trustee thereunder and such other matters as the Underwriters shall reasonably request.

N. The Underwriters shall have received from counsel to the Asset Representations Reviewer a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, about certain corporate matters relating to the Asset Representations Reviewer.

O. [Reserved].

P. On the Closing Date, the Publicly Offered Notes shall have received the ratings set forth in the Ratings FWP.

Q. The Underwriters shall have received from Katten Muchin Rosenman LLP, counsel to the Companies, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representatives and counsel for the Underwriters, as to true sale and non-consolidation matters relating to the transaction, and the Underwriters shall be addressees of any opinions of counsel supplied to the rating organizations relating to the Notes.

R. All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto, shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such other information, opinions, certificates and documents as they may reasonably request in writing.

S. The Preliminary Prospectus, each Free Writing Prospectus, the Prospectus and any amendments and supplements thereto, and the CEO Certification shall have been filed (if required) with the Commission in accordance with the rules and regulations under the Securities Act and Section 2 hereof, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be contemplated by the Commission or by any authority administering any state securities or Blue Sky law.

T. On the Closing Date the Underwriters shall have received from a third party that is a nationally recognized accounting firm reasonably satisfactory to the Underwriters a letter reasonably satisfactory to the Underwriters in the form heretofore agreed to by the Underwriters regarding the static pool reports, the Preliminary Prospectus and the Prospectus, each identifying the applicable date as of which the respective review procedures were performed, which, in the case of the letters relating to the Preliminary Prospectus and the Prospectus, shall be the dates of the Preliminary Prospectus and the Prospectus, respectively.

U. If not previously provided in a calendar year with respect to such state, the Underwriters shall have received from local counsel, in each state where there is a concentration of 10% or more of the Receivables, an opinion dated as of the Closing Date (or as of any other date as specified by the rating agencies to maintain the required ratings on the Notes) as to the perfection of security interests in automobiles in such state.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, (i) this Agreement may be terminated by the Representatives by notice to both of the Companies at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 8 and (ii) the provisions of Section 8, the indemnity set forth in Section 9, the contribution provisions set forth in Section 9 and the provisions of Sections 12 and 15 shall remain in effect.

Section 8. Payment of Expenses. The Companies agree to pay the following expenses incident to the performance of the Companies’ obligations under this Agreement: (i) the filing of the Registration Statement and all amendments thereto, (ii) the duplication and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of this Agreement, (iii) the preparation, issuance and delivery of the Publicly Offered Notes, (iv) the fees and disbursements of Katten Muchin Rosenman LLP, counsel to the Companies, (v) the fees and disbursements of the third party referenced in Section 7(T) above, (vi) the qualification of the Publicly Offered Notes under securities and Blue Sky laws and the determination of the eligibility of the Publicly Offered Notes for investment in accordance with the provisions hereof, including filing fees and the fees and disbursements of Dechert LLP, counsel to the Underwriters, in connection therewith and in connection with the preparation of any Blue Sky survey, (vii) the printing and delivery to the Underwriters in such quantities as the Underwriters may reasonably request, of copies of the Registration Statement and the Prospectus and all amendments and supplements thereto, and of any Blue Sky survey, (viii) the duplication and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the other transaction documents, (ix) the fees charged by nationally recognized statistical rating agencies for rating the Publicly Offered Notes, (x) the fees and expenses of the Trustee and its counsel, (xi) the fees and expenses of the Owner Trustee and its counsel, (xii) the fees and expenses of the Asset Representations Reviewer and its counsel and (xiii) the costs and expenses (including any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Publicly Offered Notes made by the Underwriters caused by a breach of the representations contained in Sections 2.A(iv) and (v).

If this Agreement is terminated by the Representatives in accordance with the provisions of Section 7, the Companies shall reimburse the Representatives for all reasonable third-party out-of-pocket expenses, including the reasonable fees and disbursements of Dechert LLP, the Representatives’ counsel.

The Underwriters agree to pay the reasonable fees and disbursements of Dechert LLP incident to the performance of the Underwriters’ obligations under this Agreement.

Section 9. Indemnification

A. Each of the Sponsor and the Seller agrees to severally and jointly indemnify and hold harmless each Underwriter, its directors, officers, employees, agents and each person, if any, who controls such Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Publicly Offered Notes), to which such Underwriter, director, officer, employee, agent or any such controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the 430B Information), the Preliminary Prospectus, each Free Writing Prospectus (other than any Derived Information (as defined below) included therein), any issuer free writing prospectus, the Prospectus or any amendment, exhibit or supplement thereto (in each case, other than in the Underwriter Information) or the Form ABS-15G, (ii) the omission or alleged omission to state in the Registration Statement (including the 430B Information) (other than in the Underwriter Information) a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the omission or alleged omission to state in the Preliminary Prospectus, each Free Writing Prospectus (other than any Derived Information included therein), any issuer free writing prospectus, the Prospectus (in each case, other than in the Underwriter Information) or the Form ABS-15G a material fact required to be stated or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and any such director, officer, employee, agent and each such controlling person promptly upon demand for any documented legal or documented other expenses reasonably incurred by such Underwriter or any such director, officer, employee, agent or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. For the avoidance of doubt, the Road Show Information (other than any Derived Information included therein) shall constitute an “issuer free writing prospectus”.

The foregoing indemnity agreement is in addition to any liability which the Sponsor or the Seller may otherwise have to the Underwriters or any controlling person of any of the Underwriters.

B. Each of the Underwriters agrees to severally and not jointly indemnify and hold harmless the Sponsor, the Seller, the directors and the officers of the Sponsor and the Seller who signed the Registration Statement, and each person, if any, who controls the Sponsor or the Seller within the meaning of the Securities Act or the Exchange Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Sponsor, the Seller or any such director, officer or controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact relating to such Underwriter contained in the Underwriter Information, or (ii) the omission or alleged omission to state therein a material fact relating to such Underwriter required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and shall reimburse the Sponsor or the Seller, as applicable, promptly on demand, and any such director, officer or controlling person for any documented legal or other documented expenses reasonably incurred by the Sponsor, the Seller or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, except as expressly limited herein.

Except as otherwise expressly provided, the foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Sponsor, the Seller or any such director, officer or controlling person.

C. Promptly after receipt by any indemnified party under this Section 9 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, promptly notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9.

If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, unless such indemnified party reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. Notwithstanding the foregoing the indemnifying party shall not be entitled to participate in, or assume the defense of, any such claim or action against an indemnified party brought by a governmental agency, regulatory authority or self-regulatory authority having or claiming to have jurisdiction over the business or financial affairs of such indemnified party or any of its affiliates, unless such indemnified party consents to such participation or assumption. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any fees and expenses of counsel subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 9 consist of the Underwriters or any of their controlling persons, or by the Companies, if the indemnified parties under this Section 9 consist of either of the Companies or any of the Companies’ directors, officers or controlling persons, but in either case reasonably satisfactory to the indemnified party.

Each indemnified party, as a condition of the indemnity agreements contained in Sections 9.A and B, shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

D. Each Underwriter covenants and agrees that it has not and will not distribute any Other Offering Document unless (i) it has notified the Companies of its intention to distribute such Other Offering Document prior to its distribution thereof and (ii) it provides the Companies with a copy of such Other Offering Document in an electronic format prior to or simultaneously with its initial distribution of such Other Offering Document. “Other Offering Document” means any “written communication” (as defined in Rule 405 of the Rules and Regulations) relating to the offer and sale of the Publicly Offered Notes that would constitute a “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), including but not limited to any “ABS information and computational materials” (as defined in Item 1101(a) of Regulation AB under the Securities Act), for the avoidance of doubt, written communication will include CDI Intex Files that do not contain any Issuer Information other than Issuer Information included in the Preliminary Prospectus, but will exclude any such written communication that consists solely of postings that are initially made by any Underwriter on the Bloomberg system, or otherwise via e-mail and that contains only identifying information regarding the Trust and the Publicly Offered Notes; the expected closing date and first payment date for the Publicly Offered Notes; the expected principal amount, expected weighted average life, expected ratings, expected periods for payments of principal, expected final payment date, expected legal final payment date and expected interest rate index for each class of Publicly Offered Notes; preliminary guidance as to the interest rate and/or yield for each class of Publicly Offered Notes (but not final interest rate or yield information); information regarding the principal amount of the Publicly Offered Notes being offered by each Underwriter; other similar or related information such as expected pricing parameters, status of subscriptions and Underwriter’s retentions and ERISA eligibility; and/or any legends regarding the contents of such written communication.

E. (i) Each Underwriter agrees, assuming all Issuer Information (defined below) is accurate and complete in all material respects, to severally and not jointly indemnify and hold harmless the Sponsor, each of the Sponsor’s officers, directors and each person who controls the Sponsor within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information (as defined below) provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Publicly Offered Notes purchased by such Underwriter; provided, further, that no Underwriter shall be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any statement in or omission from any Derived Information in reliance upon and in conformity with (A) any written information furnished to the related Underwriter by the Sponsor or Seller expressly for use therein, which information was not corrected by information subsequently provided by the Sponsor or Seller to the related Underwriter prior to the time of use of such Derived Information, (B) information accurately extracted from any Preliminary Prospectus or Prospectus, which information was not corrected by information subsequently provided by the Sponsor or Seller to the related Underwriter prior to the time of use of such Derived Information or (C) Issuer Information (as defined in Section 9.F). The obligations of each of the Underwriters under this Section 9.E(i) shall be in addition to any liability which such Underwriter may otherwise have.

(ii) The Sponsor agrees to indemnify and hold harmless each Underwriter, each of such Underwriter’s officers, directors, employees, agents and each person who controls such Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Issuer Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The Sponsor’s obligation under this Section 9.E(ii) shall be in addition to any liability which they may otherwise have to the Underwriters.

The procedures set forth in Section 9.C shall be equally applicable to this Section 9.E.

F. For purposes of this Section 9, the term “Derived Information” means such information, if any, contained in any Other Offering Document that:

(i) is not contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, taking into account information incorporated into the Registration Statement, the Preliminary Prospectus or the Prospectus by reference; and

(ii) does not constitute Issuer Information.

“Issuer Information” means (i) any computer tape furnished to the Underwriters by the Sponsor or the Seller concerning the Receivables comprising the Trust (including any such information intended for use or incorporation in any Other Offering Document), (ii) the Registration Statement, the Preliminary Prospectus and the Prospectus (in each case, other than in the Underwriter Information) and (iii) any other textual information (including, without limitation, the Road Show Information) furnished by the Companies to the Underwriters for inclusion in any Other Offering Document that constitutes “issuer information” (as defined in Rule 433(h)(2) of the Rules and Regulations and footnote 271 of the Securities Act Release No. 33-8591).

For the avoidance of doubt, “Derived Information” will include any information that would otherwise constitute Issuer Information but that was not accurately extracted or transcribed by any Underwriter for use or incorporation in any Other Offering Document.

G. [Reserved].

H. If the indemnification provided for in this Section 9 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 9.A, 9.B or 9.E in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute severally and not jointly to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Sponsor and the Seller on the one hand and the Underwriters on the other from the offering of the Publicly Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sponsor and the Seller on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

The relative benefits of the Underwriters, the Seller and the Sponsor shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing on the cover page of the Prospectus.

The relative fault of the Underwriters, the Seller and the Sponsor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Sponsor, the Seller or by one of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

The Sponsor, the Seller and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9.H were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9.H shall be deemed to include, for purposes of this Section 9.H, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Each person, if any, who controls each Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as each of the Underwriters and each director of the Sponsor and/or the Seller, each officer of the Sponsor and/or the Seller who signed the Registration Statement, and each person, if any, who controls the Sponsor and/or the Seller within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Sponsor.

In no case shall any Underwriter be responsible for any amount under this Section 9.H, in excess of the underwriting discount applicable to the Publicly Offered Notes purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

I. The Underwriters severally and not jointly confirm that the Underwriter Information together with the Derived Information, is correct in all material respects and constitutes the only information furnished in writing to the Sponsor or the Seller by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

J. In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (as defined below) (each, a “Relevant Member State”), each Underwriter represents and agrees, severally and not jointly, that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, such Underwriter has not made and will not make an offer of Publicly Offered Notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Publicly Offered Notes that has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, other than:

(i) to any legal entity which is a “qualified investor” as defined in the Prospectus Directive;

(ii) to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) subject to obtaining the prior consent of the Representatives; or

(iii) in any other circumstances falling within Article 3(2) of the Prospectus Directive;

provided, that no such offer of notes to the public shall require us or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For purposes of this section, the expression an “offer of notes to the public” in relation to any notes in any Relevant Member State means the communication to persons in any form and by any means, presenting sufficient information on the terms of the offer and the notes to be offered, so as to enable an investor to decide to purchase or subscribe to the notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC, includes any relevant implementing measure in each Relevant Member State, and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

The countries comprising the European Economic Area are the European Union member states together with Iceland, Liechtenstein and Norway.

Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters participating in the public offering of the Publicly Offered Notes shall fail at the Closing Date to purchase the Publicly Offered Notes which it is obligated to purchase hereunder (the “Defaulted Securities”), then the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Underwriters have not completed such arrangements within such 24-hour period, then:

(a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Publicly Offered Notes to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated, pro rata in the proportion shown in the attached Schedule I as to each non-defaulting Underwriter (“Pro Rata”) (unless the non-defaulting Underwriters agree among themselves to a different allocation) to purchase the full amount thereof, or

(b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Publicly Offered Notes to be purchased pursuant to this Agreement, (i) no non-defaulting Underwriters shall be required to purchase any Publicly Offered Notes which were to be purchased by the defaulting Underwriter, (ii) the non-defaulting Underwriters may elect to purchase the remaining amount Pro Rata (unless the non-defaulting Underwriters agree among themselves to a different allocation) provided that if the non-defaulting Underwriters have not agreed to purchase the entire aggregate principal amount of the Publicly Offered Notes, then this Agreement shall terminate, without any liability on the part of the non-defaulting Underwriters.

No action taken pursuant to this Section shall relieve the defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

In the event of a default by any Underwriter as set forth in this Section, each of the Underwriters and the Seller shall have the right to postpone the Closing Date for a period not exceeding five (5) Business Days in order that any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements may be effected.

Section 11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Sponsor and the Seller prior to delivery of and payment for the Publicly Offered Notes if prior to such time (i) any change, or any development involving a prospective change, would have a material adverse effect on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Trust, the Sponsor or the Seller which, in the reasonable judgment of the Representatives, materially impairs the investment quality of the Publicly Offered Notes or makes it impractical or inadvisable to market the Publicly Offered Notes; (ii) the Publicly Offered Notes have been placed on credit watch or review by either of the Engaged NRSROs with negative implications; (iii) trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers National Market System shall have been suspended or limited, or minimum prices shall have been established on such exchange or market system; (iv) a banking moratorium shall have been declared by either federal or New York State authorities; (v) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or change in the financial markets, the effect of which is a material adverse effect on the practicality or advisability of proceeding with the completion of the sale and payment for the Publicly Offered Notes; or (vi) any material disruption in securities settlement, payment or clearance services shall have occurred in the United States. Upon such notice being given, the parties to this Agreement shall (except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

Section 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Companies submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Representatives or controlling person of the Representatives, or by or on behalf of the Companies or any officers, directors or controlling persons and shall survive delivery of any Publicly Offered Notes to the Representatives or any controlling person.

Section 13. Absence of Fiduciary Relationship. The Sponsor and the Seller acknowledge and agree that:

(a) The Underwriters have been retained solely to act as Underwriters in connection with the sale of the Publicly Offered Notes and that no fiduciary, advisory or agency relationship between the Sponsor and/or the Seller and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or are advising the Sponsor, the Seller and/or any of their respective affiliates on other matters;

(b) No Underwriter is advising the Sponsor, the Seller or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Sponsor and the Seller shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and no Underwriter shall have any responsibility or liability to the Sponsor or the Seller with respect thereto. Any review by any Underwriter of the Sponsor, the Seller, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Underwriter and shall not be on behalf of the Sponsor or the Seller;

(c) The price of the Publicly Offered Notes set forth in this Agreement was established by the Seller following discussions and arms-length negotiations with the Representatives and the Sponsor and the Seller are capable of evaluating and understanding, and understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d) The Sponsor and the Seller have been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Sponsor and/or the Seller and that the Underwriters have no obligation to disclose such interests and transactions to the Sponsor and/or the Seller by virtue of any fiduciary, advisory or agency relationship; and

(e) Each of the Sponsor and the Seller waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Sponsor or the Seller in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Sponsor or the Seller, including stockholders, employees or creditors of the Sponsor or the Seller.

Section 14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication to:

The Representatives:

Barclays Capital Inc.

745 7th Avenue

New York, New York 10019

Citigroup Global Markets Inc.

390 Greenwich Street, 1st Floor

New York, New York 10013

J.P. Morgan Securities LLC

383 Madison Avenue, 31st Floor

New York, New York 10179

SG Americas Securities, LLC

245 Park Avenue

New York, New York 10167

The Sponsor:	AmeriCredit Financial Services, Inc.
801 Cherry Street, Suite 3500
Fort Worth, Texas 76102
Attention: Chief Financial Officer
Fax: (817) 302-7915

The Seller:	AFS SenSub Corp.
2215-B Renaissance Drive, Suite 10
Las Vegas, Nevada 89119

c/o AmeriCredit Financial Services Inc.
801 Cherry Street, Suite 3500
Fort Worth, Texas 76102
Attention: Chief Financial Officer
Fax: (817) 302-7915

Section 15. Parties. This Agreement shall inure to the benefit of and be binding upon the Representatives and the Companies, and their respective successors or assigns. Nothing expressed or mentioned in this Agreement is intended nor shall it be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and except as provided above for the benefit of no other person, firm or corporation. No purchaser of Publicly Offered Notes from the Representatives shall be deemed to be a successor by reason merely of such purchase.

Section 16. GOVERNING LAW; VENUE. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIPS OF THE PARTIES AND/OR THE INTERPRETATIONS AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 17. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but together they shall constitute but one instrument.

Section 19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of, this Agreement.

Section 20. Underwriter Representations and Covenants.

(a) The Underwriters severally and not jointly agree that, without the prior consent of the Sponsor, they will not provide to any “nationally recognized statistical rating organization” (within the meaning of the Exchange Act) (a “NRSRO”) any information, written or oral, related to the Trust, the Notes, the Receivables, the transaction contemplated by this Agreement or the other Basic Documents, or any other information that could be reasonably determined to be relevant to (x) determining an initial credit rating for the Notes (as contemplated by Rule 17g-5(a)(3)(iii)(C)) or (y) undertaking credit rating surveillance for the Notes (as contemplated by Rule 17g-5(a)(3)(iii)(D)); provided, however, that if an Underwriter receives any communication from a NRSRO with respect to the Notes, such Underwriter is authorized to inform such NRSRO that it will respond to the communication only with a designated representative from the Sponsor or refer such NRSRO to the Sponsor so that the Sponsor can respond to the communication.

(b) Each Underwriter severally and not jointly represents and agrees that (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of the Notes in circumstances in which section 21(1) of the FSMA does not apply to the Trust and (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, for or otherwise involving the United Kingdom.

(c) Each Underwriter severally and not jointly represents that it has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) relating to the Publicly Offered Notes.

[Remainder of Page Intentionally Left Blank]

If the foregoing is in accordance with the Representatives’ understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Representatives, the Sponsor and the Seller in accordance with its terms.

Very truly yours,

AMERICREDIT FINANCIAL SERVICES, INC.

By:	/s/ Robert T. Pigott III
Name: Robert T. Pigott III
Title: Vice President, Corporate Treasury

AFS SENSUB CORP.

By:	/s/ Robert T. Pigott III
Name: Robert T. Pigott III
Title: Vice President, Corporate Treasury

[Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

BARCLAYS CAPITAL INC.
Acting on its own behalf and as a Representative of the Underwriters referred to in the foregoing Agreement

By:	/s/ Eric Chang
Name: Eric Chang
Title: Director

CITIGROUP GLOBAL MARKETS INC. Acting on its own behalf and as a Representative of the Underwriters referred to in the foregoing Agreement

By:	/s/ Brett Bushinger
Name: Brett Bushinger
Title: Director

J.P. MORGAN SECURITIES LLC
Acting on its own behalf and as a Representative of the Underwriters referred to in the foregoing Agreement

By:	/s/ Ernest K. Au
Name: Ernest K. Au
Title: Executive Director

SG AMERICAS SECURITIES, LLC
Acting on its own behalf and as a Representative of the Underwriters referred to in the foregoing Agreement

By:	/s/ Carl Spalding
Name: Carl Spalding
Title: Director

[Underwriting Agreement]

Schedule I

Purchase Price

	Class A-1	Class A-2-A	Class A-2-B	Class A-3	Class B	Class C	Class D
Barclays Capital Inc.	99.85000%	99.74556%	99.75000%	99.64734%	99.48221%	99.37725%	99.23084%
Citigroup Global Markets Inc.	99.85000%	99.74556%	99.75000%	99.64734%	99.48221%	99.37725%	99.23084%
J.P. Morgan Securities LLC	99.85000%	99.74556%	99.75000%	99.64734%	99.48221%	99.37725%	99.23084%
SG Americas Securities, LLC	99.85000%	99.74556%	99.75000%	99.64734%	99.48221%	99.37725%	99.23084%
BMO Capital Markets Corp.	99.85000%	99.74556%	99.75000%	99.64734%	—	—	—
BNP Paribas Securities Corp.	99.85000%	99.74556%	99.75000%	99.64734%	—	—	—
Credit Agricole Securities (USA) Inc.	99.85000%	99.74556%	99.75000%	99.64734%	—	—	—
Wells Fargo Securities, LLC	99.85000%	99.74556%	99.75000%	99.64734%	—	—	—

Underwriting

	Class A-1	Class A-2-A	Class A-2-B	Class A-3	Class B	Class C	Class D
Barclays Capital Inc.	$51,000,000	$70,929,000	$15,938,000	$62,943,000	$25,643,000	$31,830,000	$31,298,000
Citigroup Global Markets Inc.	$51,000,000	$70,929,000	$15,938,000	$62,943,000	$25,643,000	$31,830,000	$31,298,000
J.P. Morgan Securities LLC	$51,000,000	$70,929,000	$15,938,000	$62,943,000	$25,642,000	$31,830,000	$31,297,000
SG Americas Securities, LLC	$51,000,000	$70,929,000	$15,938,000	$62,943,000	$25,642,000	$31,830,000	$31,297,000
BMO Capital Markets Corp.	$9,000,000	$12,516,000	$2,812,000	$11,107,000	—	—	—
BNP Paribas Securities Corp.	$9,000,000	$12,516,000	$2,812,000	$11,107,000	—	—	—
Credit Agricole Securities (USA) Inc.	$9,000,000	$12,516,000	$2,812,000	$11,107,000	—	—	—
Wells Fargo Securities, LLC	$9,000,000	$12,516,000	$2,812,000	$11,107,000	—	—	—

Total	$240,000,000	$333,780,000	$75,000,000	$296,200,000	$102,570,000	$127,320,000	$125,190,000